Exhibit 15.2

Consent of Qualified Person

Statement

I, Matthew Styles, in connection with the annual report on Form 20-F for the year ended December 31, 2023 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary – Simandou” (the “Technical Report Summary”), with an effective date of December 31, 2023, as an exhibit to and referenced in the Form 20-F;

•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary;

•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•the incorporation by reference in the Registration Statements on Form F-3ASR of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the Registration Statements on Form S-8 of Rio Tinto plc (Nos. 333-184397 and 333-224907), and Rio Tinto Limited (No. 333-224907-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2024

/s/ Matthew Styles
Name:    Matthew Styles
Title:    Geology Manager

Consent of Qualified Person

Statement

I, Michael Apfel, in connection with the annual report on Form 20-F for the year ended December 31, 2023 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary – Simandou” (the “Technical Report Summary”), with an effective date of December 31, 2023, as an exhibit to and referenced in the Form 20-F;

•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary;

•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•the incorporation by reference in the Registration Statements on Form F-3ASR of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the Registration Statements on Form S-8 of Rio Tinto plc (Nos. 333-184397 and 333-224907), and Rio Tinto Limited (No. 333-224907-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 1, 2024

/s/ Michael Apfel
Name:    Michael Apfel, MAusIMM
Title:    Manager Technical & Strategy

Consent of Qualified Person

Statement

I, Kaye Tindale, in connection with the annual report on Form 20-F for the year ended December 31, 2023 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary – Simandou” (the “Technical Report Summary”), with an effective date of December 31, 2023, as an exhibit to and referenced in the Form 20-F;

•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary;

•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•the incorporation by reference in the Registration Statements on Form F-3ASR of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the Registration Statements on Form S-8 of Rio Tinto plc (Nos. 333-184397 and 333-224907), and Rio Tinto Limited (No. 333-224907-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: January 12, 2024

/s/ Kay Tindale
Name:    Kay Tindale, MAusIMM
Title:    Geology Manager